First Quarter 2024 Conference Call

Safe Harbor 2 Statements in this presentation regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward- looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” “position,” “outlook,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “opportunity,” “could,” or “may.” The forward-looking statements in this presentation are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this presentation and could cause us to make changes to our future plans. Those risks and uncertainties include, without limitation, the lack of soundness of other financial institutions or financial market utilities may adversely affect the Company; the Company’s ability to engage in routine funding and other transactions could be adversely affected by the actions and commercial soundness of other financial institutions; financial institutions are interrelated because of trading, clearing, counterparty or other relationships; defaults by, or even rumors or questions about, one or more financial institutions or financial market utilities, or the financial services industry generally, may lead to market-wide liquidity problems and losses of client, creditor and counterparty confidence and could lead to losses or defaults by other financial institutions, or the Company; integration risks and projected cost savings in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2024 (“Form 10-K”), and other documents we file with the SEC from time to time. We urge readers of this presentation to review the “Risk Factors” section our Form 10-K and any updates to those risk factors set forth in our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and our other filings with the SEC. Also, our actual financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of today’s date, or to make predictions based solely on historical financial performance. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 1Q24 1Q24 Earnings • Net income available to common shareholders of $2.5 million, or $0.26 per diluted share • Pre-tax, pre-provision net income(1) of $3.7 million Continued Execution on Balance Sheet Management Strategies • Continued improvement in loan-to-deposit ratio • Higher level of liquidity enabled repayment of higher cost borrowings • Total loans declined due to conservative approach to new loan production, continued high levels of payoffs, and lower level of draws on credit lines than previous quarters Positive Trends in Key Metrics • Increase in non-interest income from prior quarter resulting from higher Net Gain on Mortgage Loans, Bank fees and Trust and Investment Management fees • Non-performing loans declined from prior quarter • Net charge-offs/average loans were 0.00% • Further increase in tangible book value per share(1) (1) See Non-GAAP reconciliation 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $2.5 million, or $0.26 diluted earnings per share, in 1Q24 • Tangible book value per share(1) increased approximately 1% to $22.21 Net Income Available to Common Shareholders Diluted Earnings per Share $3,820 $1,506 $3,118 $(3,219) $2,515 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $(5,000) $(4,000) $(3,000) $(2,000) $(1,000) $— $1,000 $2,000 $3,000 $4,000 $5,000 $0.39 $0.16 $0.32 $(0.34) $0.26 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $(0.50) $(0.25) $— $0.25 $0.50 (1) See Non-GAAP reconciliation

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment decreased $55.9 million from prior quarter • Decrease due to limited new production that was more than offset by payoffs and a lower level of draws on existing credit lines than previous quarters • New loan production of $31 million, with focus primarily on non-CRE lending to clients that also bring deposits to the bank • Average rate on new loan production of 6.95% negatively impacted by a large cash secured origination 1Q 2023 4Q 2023 1Q 2024 Cash, Securities and Other $ 157,308 $ 140,053 $ 151,178 Consumer and Other 22,183 27,446 18,556 Construction and Development 283,999 347,515 333,284 1-4 Family Residential 889,782 925,984 910,129 Non-Owner Occupied CRE 536,679 546,966 562,862 Owner Occupied CRE 223,449 197,205 194,338 Commercial and Industrial 340,632 336,842 297,573 Total $ 2,454,032 $ 2,522,011 $ 2,467,920 Loans accounted for at fair value(2) 21,052 14,129 12,276 Total Loans HFI $ 2,475,084 $ 2,536,140 $ 2,480,196 Loans held-for-sale (HFS) 9,873 7,254 10,470 Total Loans $ 2,484,957 $ 2,543,394 $ 2,490,666 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,487 $2,487 2,515 2,546 2,510 $2,543 $2,491 1Q23 2Q23 3Q23 4Q23 1Q24 4Q23 1Q24 $— $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits trending up again in 1Q24, with average balances up 3.5% or 14% annualized over 4Q23 • Success in new business development, with $17 million in new deposit relationships added in 1Q24 • Strongest growth in money market accounts resulting from expanded relationships with existing clients and funds moved from CDs 1Q 2023 4Q 2023 1Q 2024 Money market deposit accounts $ 1,277,988 $ 1,386,149 $ 1,503,598 Time deposits 354,545 496,452 442,834 NOW 192,011 147,488 132,415 Savings accounts 22,319 16,371 18,887 Noninterest-bearing accounts 545,064 482,579 434,236 Total Deposits $ 2,391,927 $ 2,529,039 $ 2,531,970 Deposit Portfolio Composition Total Deposits $2,352 $2,375 $2,359 $2,372 $2,455 $2,529 $2,532 1Q23 2Q23 3Q23 4Q23 1Q24 4Q23 1Q24 $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management increased $388.5 million from December 31, 2023 to $7.1 billion as of March 31, 2024 • Increase in AUM driven by an increase in market values throughout 1Q24, resulting in a 6% increase compared to 4Q23, and a 12% increase year-over-year (in millions, as of quarter end) Total Assets Under Management $6,382 $6,504 $6,396 $6,753 $7,141 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation Gross Revenue 1Q24 Gross Revenue(1) Gross Revenue(1) 8 $26.1 $24.8 $23.1 $22.5 $23.5 Wealth Management Mortgage Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 4.6% from prior quarter • Net interest income relatively consistent with prior quarter • Non-interest income increased 19.7% from prior quarter

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income decreased slightly to $16.1 million, or 1.6%, from $16.3 million in 4Q23, due primarily to higher deposit costs • Net interest margin decreased 3 bps to 2.34%. The rate of decline in net interest margin has decelerated over the past four quarters, nearing a point of stabilization • Yield on interest earning assets increased 7 bps from prior quarter • Repayment of $31 million of borrowings from Bank Term Funding Program in March will reduce level of borrowings in the second quarter of 2024 (in thousands) Net Interest Income Net Interest Margin $19,573 $18,435 $16,766 $16,331 $16,070 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $— $5,000 $10,000 $15,000 $20,000 $25,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income increased 19.7% from prior quarter • Increase driven by higher Trust and Investment Management fees, Net Gain on Mortgage Loans, and Bank Fees, partially offset by lower Risk Management and Insurance Fees, which are seasonally higher in the fourth quarter each year • Mortgage production increased to $91 million from $67 million in prior quarter, primarily due to increased home buying activity in our markets and production from mortgage loan originators hired in 2024 • Increase in Net Gain on Mortgage Loans also resulted from higher average gain on sale margins (in thousands) Total Non-Interest Income Trust and Investment Management Fees $5,806 $3,962 $6,099 $6,081 $7,277 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $4,635 $4,602 $4,846 $4,705 $4,930 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 (in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense increased to $19.7 million, primarily due to seasonal impact of higher payroll taxes, higher incentive compensation resulting from improved financial performance, and higher legal costs • Non-interest expense expected to be relatively consistent over next few quarters with primary variable being incentive compensation dependent upon financial performance (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1) (1) (1) $20,528 $18,519 $18,314 $18,276 $19,696 $64 $62 $62 $62 $57 Non-Interest Expense Adjustments to Non-Interest Expense Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $— $5,000 $10,000 $15,000 $20,000 $25,000 78.44% 74.48% 78.89% 80.93% 83.44% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 —% 20.00% 40.00% 60.00% 80.00% 100.00% (1) (1)(1)(1) (1)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPAs decreased $5.1 million due to the sale of a non-performing construction loan at a gain and a paydown on the largest NPL following the sale of one of the properties held as collateral • Remainder of portfolio continues to perform well as indicated by a decline in past due loans during the quarter • ACL/Adjusted Total Loans(1) increased to 1.00% in 1Q24 from 0.95% in 4Q23 • Continue to experience immaterial amount of credit losses • Multifamily represent just 7% of total loans Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see non-GAAP reconciliation 0.42% 0.36% 1.87% 1.72% 1.57% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 —% 0.20% 0.40% 0.60% 0.80% 1.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near-Term Outlook • Well positioned to manage through and perform well in any economic scenario that emerges in 2024 • Prudent risk management and conservative underwriting criteria expected to result in modest asset growth in 2024 until economic conditions improve • Deposit gathering will remain a top priority throughout the organization with increased focus on targeting deposit rich industries • Business development focus remains on full banking relationships with high quality clients who need multiple products and services First Western provides in banking, wealth management, and other areas • Positive trends in non-interest income expected to continue largely driven by wealth management and mortgage banking businesses • Progress on working through credits placed on non-performing status • Increase in TBV/share, capital ratios, and improvement in asset quality provides flexibility to consider additional options for capital utilization • Strength of franchise and balance sheet enables First Western to continue capitalizing on our attractive markets to consistently add new clients, realize more operating leverage as we increase scale, generate profitable growth, and further enhance the long-term value of our franchise

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 03/31/24) (1) See Non-GAAP reconciliation (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 03/31/24) Tangible Common Equity / TBV per Share(1) (in thousands) Liquidity Reserves: Total Available Cash $256,492 Unpledged Investment Securities 25,840 Borrowed Funds: Secured: FHLB Available 722,747 FRB Available 23,430 Other: Brokered Remaining Capacity 128,993(2) Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $1,186,502 Loan to Deposit Ratio 98.4% 9.77% 9.77% 13.15% 7.73% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 5.00% 10.00% 15.00%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Dec. 31, 2023 Mar. 31, 2024 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $242,738 $245,528 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 31,854 31,797 Intangibles held for sale(1) - 3,553 - - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 210,884 213,731 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,581,183 9,621,309 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $22.01 $22.21 Net income available to common shareholders $2,515 Return on tangible common equity (annualized) 4.71% (1) Represents the intangible portion of assets held for sale  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Non-interest expense $20,528 $18,519 $18,314 $18,276 $16,696 Less: amortization 64 62 62 62 57 Adjusted non-interest expense $20,464 $18,457 $18,252 $18,214 $19,639 Net interest income $19,573 $18,435 $16,766 $16,331 $16,070 Non-interest income 5,806 3,962 6,099 6,081 7,277 Less: unrealized gains/(losses) recognized on equity securities 10 (11) (19) (2) (6) Less: impairment of contingent consideration assets - (1,249) - - - Less: net gain/(loss) on loans accounted for under the fair value option (543) (1,124) (252) (91) (302) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (178) - - - 117 Adjusted non-interest income 6,517 6,346 6,370 6,174 7,468 Total income $26,090 $24,781 $23,136 $22,505 $23,538 Efficiency ratio 78.44% 74.48% 78.89% 80.93% 83.44%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Total income before non-interest expense $24,543 $19,529 $21,647 $13,362 $21,890 Less: unrealized gains/(losses) recognized on equity securities 10 (11) (19) (2) (6) Less: impairment of contingent consideration assets - (1,249) - - - Less: net gain/(loss) on loans accounted for under the fair value option (543) (1,124) (252) (91) (302) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (178) - - - 117 Plus: (release) provision for credit loss (310) 1,843 329 $8,493 72 Gross revenue $24,944 $23,756 $22,247 $21,948 $22,153 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Total income before non-interest expense $1,146 $1,025 $889 $557 $1,385 Plus: provision for credit loss - - - - - Gross revenue $1,146 $1,025 $889 $557 $1,385  Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Total income before non-interest expense $25,689 $20,554 $22,536 $13,919 $23,275 Less: unrealized gains/(losses) recognized on equity securities 10 (11) (19) (2) (6) Less: impairment of contingent consideration assets - (1,249) - - - Less: net gain/(loss) on loans accounted for under the fair value option (543) (1,124) (252) (91) (302) Less: net gain on equity interests - - - - - Less: net (loss)/gain on loans held for sale at fair value (178) - - - 117 Plus: (release) provision for credit loss (310) 1,843 329 8,493 72 Gross revenue $26,090 $24,781 $23,136 $22,505 $23,538 Gross Revenue excluding net gain on mortgage loans (Dollars in thousands) March 31, 2023 December 31, 2023 March 31, 2024 Gross revenue $26,090 $22,505 $23,538 Less: net gain on mortgage loans 1,019 379 1,264 Gross revenue excluding net gain on mortgage loans $25,071 $22,126 $22,274

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Allowance for credit losses to Bank originated loans excluding PPP As of (Dollars in thousands) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Total loans held for investment $2,475,084 $2,501,926 $2,536,503 $2,536,140 $2,480,196 Less: PPP loans 6,100 5,558 4,876 4,343 3,779 Less: Purchased loans accounted for under fair value ("FVO") 21,052 18,274 16,105 14,129 12,276 Adjusted Loans excluding acquired, PPP and FVO $2,447,932 $2,478,094 $2,515,522 $2,517,668 $2,464,141 Allowance for credit losses 19,843 22,044 23,175 23,931 24,630 Allowance for credit losses to adjusted loans 0.81% 0.89% 0.92% 0.95% 1.00% Pre-tax, pre-provision net income For the Three Months Ended, (Dollars in thousands) March 31, 2023 December 31, 2023 March 31, 2024 Income before income taxes $5,161 $(4,357) $3,579 Plus: provision (release) for credit losses (310) 8,493 72 Pre-tax, pre-provision (release) net income $4,851 $4,136 $3,651